UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 10, 2020
(Date of earliest event reported)
PRINCIPAL EXCHANGE-TRADED FUNDS
(Exact name of registrant as specified in its charter)

Delaware	811-23029	See Below
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 235-9328
(Registrant’s telephone number, including area code)

This Form 8-K relates to the following series of Principal Exchange-Traded Funds:
Principal International Multi-Factor Core Index ETF (84-1766824)
Principal U.S. Small-MidCap Multi-Factor Core Index ETF (84-1797985)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Principal International Multi-Factor Core Index ETF	PDEV	The Nasdaq Stock Market LLC
Principal U.S. Small-MidCap Multi-Factor Core Index ETF	PSM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 10, 2020, the compliance staff (the “Staff”) of Nasdaq provided written notice to Principal Exchange-Traded Funds (the “Trust”) that it is not in compliance with the continued listing standard set forth in Nasdaq Listing Rule 5705(b)(9)(B)(i)(c) with respect to two of its series. Listing Rule 5705(b)(9)(B)(i)(c) requires that, in order to comply with Nasdaq continued listing standards, a listed company (such as a series of the Trust) must maintain a minimum of 50 record and/or beneficial shareholders. Principal International Multi-Factor Core Index ETF (Nasdaq Symbol: PDEV) and Principal U.S. Small-MidCap Multi-Factor Core Index ETF (Nasdaq Symbol: PSM) (each, a “Fund” and collectively, the “Funds”), two series of the Trust, were each reported to have less than 50 record and/or beneficial shareholders.
In accordance with Nasdaq procedures, the Trust may submit a written response to the Staff outlining the Trust’s plan to regain compliance with Listing Rule 5705(b)(9)(B)(i)(c). The Trust intends to submit such a response in a timely manner. If the Staff accepts the Trust’s plan to regain compliance, the Staff will grant an extension of up to 180 calendar days from the date of the Staff's letter (August 10, 2020) for the Trust to evidence compliance (the “Extension Date”). In order for either Fund to regain compliance, the Trust will be required to demonstrate that such Fund has at least 50 record and/or beneficial shareholders as of the Extension Date. If the Trust is unable to demonstrate that either Fund has at least 50 record and/or beneficial shareholders as of the Extension Date, the Staff may de-list such Fund. Alternatively, if the Trust does not submit the written response outlining its plan to regain compliance, or if the Staff does not accept the Trust's plan to regain compliance, the Staff may de-list the Funds.

Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “intend,” “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Trust is able to regain compliance with the Nasdaq continued listing standards, whether either Fund is able to avoid potential de-listing, and other factors disclosed by the Trust from time to time in its filings with the Securities Exchange Commission. As a result of these factors, the Trust's actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL EXCHANGE-TRADED FUNDS

By: /s/ Kamal Bhatia
Name: Kamal Bhatia
Title: President and Chief Executive Officer

Date:    August 13, 2020